UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 31, 2014

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2014 (the “Distribution Date”), Kimberly-Clark Corporation (“Kimberly-Clark”) completed the previously announced spin-off of its health care business into a stand-alone, publicly traded company named Halyard Health, Inc. (“Halyard”). To effect the spin-off, Kimberly-Clark distributed to its stockholders one share of Halyard common stock, par value $0.01 per share, for every eight shares of Kimberly-Clark common stock (the “Distribution”) outstanding as of October 23, 2014, the record date for the Distribution. In lieu of fractional shares, stockholders of Kimberly-Clark will receive cash, which generally will be taxable.

In connection with the Distribution, Halyard entered into definitive agreements with Kimberly-Clark and/or its affiliates that, among other things, set forth the terms and conditions of the Distribution and provide a framework for Halyard’s relationship with Kimberly-Clark after the Distribution. Descriptions of these agreements entered into in connection with the Distribution are included below.

Distribution Agreement

On October 31, 2014, Kimberly-Clark entered into a distribution agreement with Halyard. The distribution agreement identifies the assets to be transferred, the liabilities to be assumed and the contracts to be assigned to Halyard and Kimberly-Clark as part of the separation of Kimberly-Clark’s health care business from its other businesses, and provides for when and how these transfers, assumptions and assignments will occur. With certain exceptions, the distribution agreement provides for a full and complete release and discharge of all liabilities existing before the Distribution Date between Halyard or any of its affiliates, on the one hand, and Kimberly-Clark or any of its affiliates (other than Halyard), on the other hand. The distribution agreement contains cross-indemnification provisions principally designed to place financial responsibility for obligations and liabilities of Halyard-related businesses with Halyard and financial responsibility for obligations and liabilities of Kimberly-Clark-related businesses with Kimberly-Clark. Subject to certain specified exceptions, the distribution agreement provides that each party will assume the liability for, and control of, all pending or threatened legal matters related to its own business, including liabilities for any claims or legal proceedings related to products that had been part of its business but were discontinued prior to the Distribution.

Pursuant to the distribution agreement, immediately prior to the Distribution and subject to a post-closing true-up, Halyard made a cash distribution to Kimberly-Clark in the amount of $680 million.

The foregoing description of the distribution agreement is not complete and is qualified in its entirety by reference to the full text of the distribution agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Tax Matters Agreement

On October 31, 2014, Kimberly-Clark entered into a tax matters agreement with Halyard which generally governs Kimberly-Clark’s and Halyard’s respective future rights, responsibilities and obligations with respect to taxes and tax benefits attributable to Halyard’s business, as well as any taxes incurred by Kimberly-Clark in the case of the failure of the distribution to qualify for tax-free treatment under Sections 368(a)(1)(D) or 355 of the Internal Revenue Code of 1986, as amended. The tax matters agreement also sets forth Kimberly-Clark’s and Halyard’s respective obligations with respect to the filing of tax returns, the administration of tax contests, assistance and cooperation and other tax-related matters.

The foregoing description of the tax matters agreement is not complete and is qualified in its entirety by reference to the full text of the tax matters agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 31, 2014, Kimberly-Clark completed the previously announced spin-off of its health care business into a stand-alone, publicly traded company named Halyard Health, Inc. Prior to the Distribution, Halyard was a wholly-owned subsidiary of Kimberly-Clark formed to hold directly or indirectly the assets and liabilities associated with Kimberly-Clark’s health care business. Halyard is now a stand-alone, publicly-traded company and its shares of common stock trade on the New York Stock Exchange under the symbol “HYH.” The distribution was intended to generally be tax-free for U.S. federal income tax purposes (other than with respect to cash received in lieu of fractional shares). The description of the Distribution included in Item 1.01 and the Distribution Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

Following the Distribution, Kimberly-Clark does not own any shares of Halyard common stock and Kimberly-Clark will no longer consolidate Halyard in its financial results. Kimberly-Clark’s unaudited pro forma financial information giving effect to the Distribution and related transactions is attached as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Distribution, Robert E. Abernathy (President, Global Health) resigned from his position at Kimberly-Clark, effective as of immediately prior to the Distribution.

Item 8.01 Other Events.

On November 1, 2014, Kimberly-Clark issued a press release announcing completion of the spin-off and the Distribution, a copy of which is included with this Current Report on Form 8-K as Exhibit 99.2 and incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following Unaudited Pro Forma Consolidated Financial Statements of Kimberly-Clark are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Income Statements for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011 and the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014.

(d) Exhibits.

Exhibit Number	Description

2.1	Distribution Agreement, dated October 31, 2014, by and between Halyard Heath, Inc. and Kimberly-Clark Corporation. **

10.1	Tax Matters Agreement, dated October 31, 2014, by and between Halyard Heath, Inc. and Kimberly-Clark Corporation.

99.1	Unaudited Pro Forma Consolidated Income Statements for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011 and the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014.

99.2	Press Release dated November 1, 2014.

**	Pursuant to Item 601(b)(2) of Regulation S-K, schedules to this agreement have been omitted because they are not material to an investment decision. Kimberly-Clark Corporation agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: November 5, 2014	By:	/s/ Michael T. Azbell
Michael T. Azbell Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

2.1	Distribution Agreement, dated October 31, 2014, by and between Halyard Heath, Inc. and Kimberly-Clark Corporation. **

10.1	Tax Matters Agreement, dated October 31, 2014, by and between Halyard Heath, Inc. and Kimberly-Clark Corporation.

99.1	Unaudited Pro Forma Consolidated Income Statements for the nine months ended September 30, 2014 and for each of the years ended December 31, 2013, 2012 and 2011 and the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014.

99.2	Press Release dated November 1, 2014.

**	Pursuant to Item 601(b)(2) of Regulation S-K, schedules to this agreement have been omitted because they are not material to an investment decision. Kimberly-Clark Corporation agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.